Goodwill	12 Months Ended
Jun. 30, 2023
Intangible assets and goodwill [abstract]
Goodwill

NOTE 15: GOODWILL

A$
Carrying amount at July 1, 2021	12,400,743
Additions	-
Foreign currency exchange differences	467,379
Carrying amount at June 30, 2022	12,868,122
Additions	-
Foreign currency exchange differences	216,178
Carrying amount at June 30, 2023	13,084,300

Impairment Tests

As identified in Note 4 the Group has only one CGU, drug development. Management tests annually whether goodwill has suffered any impairment, in accordance with the accounting policy stated in Note 2(n)(i) and (ii), and Note 2(l), respectively. For the purpose of impairment testing all goodwill is allocated to the drug development CGU.

The recoverable amount of the drug development CGU is determined based on a value in use calculation which uses cash flow projections based on observable market comparables for drug compounds within the CGU over a period of twenty years covering drug discovery, development, approval and marketing, and a post-tax discount rate of 18.5% (2022: 17%). The Group is currently in its research phase and a 5 year forecast would not provide reasonable consideration of the time frame, revenue and costs projections. The cash flow projections are weighted based on the observable market comparables probability of realising projected milestone and royalty payments.

Management believes that the application of discounted cash flows of observable market comparables for one drug compound is reasonable to be applied to other compounds within the CGU at their respective development phases.

Management believes that any reasonably possible change in the key assumptions on which recoverable amount is based would not cause the aggregate carrying amount to exceed the aggregate recoverable amount of the CGU.

No growth rates or terminal values have been included in the forecast, as the full development life cycle has been taken into account with the cashflows.